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                                                                    EXHIBIT 23.4


                               [KPMG LETTERHEAD]




The Board of Directors
Telemate.Net Software, Inc.



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Form S-3.


/s/ KMPG LLP


Atlanta, Georgia
July 30, 2001